                                                                  Exhibit (d)(2)


COMMON STOCK                                                       COMMON STOCK
PAR VALUE $.10                                                   PAR VALUE $.10

                                             CUSIP
                                             See Reverse For Certain Definitions

              INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

                  MUNIHOLDINGS NEW YORK INSURED FUND II, INC.

This certifies that

is the registered holder of

          FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF MuniHoldings New York Insured Fund II, Inc. transferable on the books of the Corporation by the holder in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Articles of Incorporation and of the By-Laws of the Corporation, and of all the amendments from time to time made thereto. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

          Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                                  President                      Secretary

Countersigned and Registered:

THE BANK OF NEW YORK



Transfer Agent and Registrar
Authorized Signature

                  MUNIHOLDINGS NEW YORK INSURED FUND II, INC.

     The Corporation has the authority to issue stock of more than one class. A full statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the shares of each class of stock which the Corporation is authorized to issue and the differences in the relative rights and preferences between the shares of each class to the extent that they have been set, and the authority of the Board of Directors to set the relative rights and preferences of subsequent classes and series, will be furnished by the Corporation to any stockholder, without charge, upon request to the Secretary of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM--as tenants in common              UNIF GIFT MIN ACT_______Custodian_______
                                                             (Cust)       (Minor)

TEN ENT--as tenants by the entireties           under Uniform Gifts to Minors Act_________
                                                                                  (State)
JT TEN --as joint tenants with right
          of survivorship and not as
          tenants in common

       Additional abbreviations may also be used though not in the above list.

     For value received,................. hereby sell, assign and transfer unto

 PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
-------------------------------------------------------------------------------
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_______________________________________________________________________________

Please print or typewrite name and address including zip code of assignee

_________________________________________________________________________
__________________________________________________________________Shares

represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________________
Attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated:__________________

                        Signature:___________________________________

          NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.

     Signature Guaranteed:____________________________________

     Signatures must be guaranteed by an "eligible guarantor institution" as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934.

                                       3